Exhibit 10.1

EXECUTION COPY

THIRD AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of July 30, 2010, is by and among COVENANT TRANSPORT, INC., a Tennessee corporation (“CTI”), CTG LEASING COMPANY, a Nevada corporation (“CTGL”), SOUTHERN REFRIGERATED TRANSPORT, INC., an Arkansas corporation (“SRT”), COVENANT ASSET MANAGEMENT, INC., a Nevada corporation (“CAM”), COVENANT TRANSPORT SOLUTIONS, INC., a Nevada corporation (“CTS”), and STAR TRANSPORTATION, INC., a Tennessee corporation (“ST”, and together with CTI, CTGL, SRT, CAM, and CTS, individually a “Borrower” and collectively, “Borrowers”), COVENANT TRANSPORTATION GROUP, INC., a Nevada corporation and the owner (directly or indirectly) of all of the issued and outstanding capital stock of Borrowers (“Parent”), the Lenders (defined below) party to this Amendment, and BANK OF AMERICA, N.A., a national banking association, as agent for Lenders (in such capacity, “Agent”).  Capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (defined below).

RECITALS:

A.           The Borrowers, the Parent, the lenders from time to time party thereto (the “Lenders”) and the Agent are parties to that certain Third Amended and Restated Credit Agreement, dated as of September 23, 2008 (as amended hereby and as otherwise amended, restated or modified from time to time, the “Credit Agreement”).

B.           The parties hereto have agreed to amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

SECTION 1.01 Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the following definitions appearing in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety as follows:

“Cash Collateralize: the delivery of cash to Agent, as security for the payment of Obligations, in an amount equal to (a) with respect to any LC Obligation relating to the $1,199,778.75  standby letter of credit to be issued on or about July 30, 2010 to the beneficiary State of Tennessee, 110% of such LC Obligation, (b) with respect to any LC Obligations other than described in clause (a) above, 105% of the aggregate of such LC Obligations, and (c) with respect to any inchoate, contingent or other Obligations (including Obligations arising under Bank Products), Agent’s good faith estimate of the amount due or to become due, including all fees and other amounts relating to such Obligations.  “Cash Collateralization” has a correlative meaning.”

“LC Conditions: the following conditions necessary for issuance of a Letter of Credit: (a) each of the conditions set forth in Section 6; (b) after giving effect to such issuance, (i) total LC Obligations do not exceed the Letter of Credit Subline, (ii) total LC Obligations with respect to standby Letters of Credit do not exceed the standby Letter of Credit sublimit of the Letter of Credit Subline, (iii) total LC Obligations with respect to commercial Letters of Credit do not exceed the commercial Letter of Credit sublimit of the Letter of Credit Subline, (iv) no Overadvance exists and (v) if no Revolver Loans are outstanding, the LC Obligations do not exceed the Borrowing Base (without giving effect to the LC Reserve for purposes of this calculation); (c) the expiration date of such Letter of Credit is (i) no more than 365 days from issuance (with the sole exception of the approximate $1,199,778.75 standby letter of credit to be issued on or about July 30, 2010 to the beneficiary State of Tennessee with an expiration date on or about July 30, 2013), in the case of standby Letters of Credit, (ii) no more than 120 days from issuance, in the case of documentary Letters of Credit, and (iii) at least 20 Business Days prior to the Revolver Termination Date (with the sole exception of the approximate $1,199,778.75 standby letter of credit to be issued on or about July 30, 2010 to the beneficiary State of Tennessee with an expiration date on or about July 30, 2013); (d) the Letter of Credit and payments thereunder are denominated in Dollars; and (e) the purpose and form of the proposed Letter of Credit is satisfactory to Agent and Issuing Bank in their discretion.”

SECTION 1.02 Effectiveness.  Upon receipt by the Agent of duly executed counterparts of this Amendment which, when taken together, bear the authorized signatures of each Borrower, the Agent and the Required Lenders, this Amendment shall be deemed effective as of the date set forth above (the “Amendment Effective Date”).

SECTION 1.03 Cross-References.  References in this Amendment to any Section are, unless otherwise specified, to such Section of this Amendment.

SECTION 1.04 Instrument Pursuant to Credit Agreement.  This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

SECTION 1.05 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

SECTION 1.06 Counterparts.  This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

SECTION 1.07 Severability.  In case any provision in or obligation under this Amendment or the other Loan Documents shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

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SECTION 1.08 Benefit of Agreement.  This Amendment shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that no Borrower may assign or transfer any of its interest hereunder without the prior written consent of the Agent and each Lender.

SECTION 1.09 Integration.  This Amendment represents the agreement of the Borrowers,  the Agent, and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

SECTION 1.10 Confirmation.  Except as expressly amended by the terms hereof, all of the terms of the Credit Agreement and the other Loan Documents shall continue in full force and effect and are hereby ratified and confirmed in all respects.

SECTION 1.11 Loan Documents.  Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agent under the Credit Agreement or any other Loan Document, nor shall they constitute a waiver of any Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document.  Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to by such amendments.  Except as expressly amended herein, the Credit Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof.  As used in the Credit Agreement, the terms “Agreement”, “herein”, “hereinafter”, “hereunder”, “hereto” and words of similar import shall mean, from and after the date hereof, the Credit Agreement.

(Signature Pages Follow)

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:

COVENANT TRANSPORT, INC.

By:	/s/ M. David Hughes
Name:	M. David Hughes
Title:	Senior Vice President of Fleet Management and Procurement and Treasurer

CTG LEASING COMPANY
SOUTHERN REFRIGERATED TRANSPORT, INC.
STAR TRANSPORTATION, INC.

By:	/s/ M. David Hughes
Name:	M. David Hughes
Title:	Vice President

COVENANT ASSET MANAGEMENT, INC.
COVENANT TRANSPORT SOLUTIONS, INC.

By:	/s/ M. David Hughes
Name:	M. David Hughes
Title:	Treasurer

Third Amendment to Third Amended and Restated Credit Agreement
Signature Page

PARENT:

COVENANT TRANSPORTATION GROUP, INC.

By:	/s/ M. David Hughes
Name:	M. David Hughes
Title:	Senior Vice President and Treasurer

Third Amendment to Third Amended and Restated Credit Agreement
Signature Page

AGENT AND LENDERS:

BANK OF AMERICA, N.A.,
as Agent and Lender

By:	/s/ Douglas Cowan
Name:	Douglas Cowan
Title:	Senior Vice President

Third Amendment to Third Amended and Restated Credit Agreement
Signature Page

JPMORGAN CHASE BANK, N.A.

By:	/s/ Christopher D. Capriotti
Name:	Christopher D. Capriotti
Title:	Senior Vice President

Third Amendment to Third Amended and Restated Credit Agreement
Signature Page

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